SPDR Index Shares Funds

SPDR Dow Jones Global Real Estate ETF

SPDR MSCI EAFE StrategicFactors ETF

SPDR MSCI Emerging Markets StrategicFactors ETF

SPDR MSCI World StrategicFactors ETF

SPDR S&P Emerging Asia Pacific ETF

SPDR S&P Global Infrastructure ETF

SPDR S&P Global Natural Resources ETF

SPDR Portfolio Europe ETF

(the “Funds”)

Supplement dated January 4, 2022 to the

Statement of Additional Information (“SAI”) dated January 31, 2021,

as may be supplemented from time to time

Effective immediately, the transaction fees for creations and redemptions of the Funds will be the amounts indicated in the table below. Accordingly, effective immediately, the table in the “CREATION AND REDEMPTION TRANSACTION FEES” section beginning on page 73 of the SAI is updated to reflect the following:

Fund	Transaction Fee *,**	Maximum Transaction Fee *,**
SPDR Dow Jones Global Real Estate ETF	$2,000	$8,000
SPDR MSCI EAFE StrategicFactors ETF	$2,000	$8,000
SPDR MSCI Emerging Markets StrategicFactors ETF	$3,000	$12,000
SPDR MSCI World StrategicFactors ETF	$6,000	$24,000
SPDR S&P Emerging Asia Pacific ETF	$6,000	$24,000
SPDR S&P Global Infrastructure ETF	$1,000	$4,000
SPDR S&P Global Natural Resources ETF	$1,000	$4,000
SPDR Portfolio Europe ETF	$3,000	$12,000

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

010422SUPP2